UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06520

AMG FUNDS I

(Exact name of registrant as specified in charter)

680 Washington Blvd., Suite 500, Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

AMG Funds LLC

680 Washington Blvd., Suite 500, Stamford, Connecticut 06901

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: September 30

Date of reporting period: OCTOBER 1, 2022 – SEPTEMBER 30, 2023

                    (Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

AMG Funds September 30, 2023

AMG Boston Common Global Impact Fund
Class I: BRWIX

amgfunds.com	093023 AR074

AMG Funds Annual Report — September 30, 2023

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

We are pleased to provide this annual report for your investment with AMG Funds. Our foremost goal is to provide investment solutions that help our shareholders successfully achieve their long-term investment goals. We appreciate the privilege of providing you with investment tools.

The most recent fiscal year ended September 30, 2023, resulted in mostly positive returns for risk assets as global equity markets shook off tighter monetary policy, increased geopolitical tension, instability in the regional banking sector, and political handwringing over the U.S. debt ceiling. Bonds struggled to move higher as global central banks raised interest rates to cool the economy and bring down inflation. Relative to the prior year, 2023 brought a more favorable environment based on the optimism that easing inflation would allow the U.S. Federal Reserve (the “Fed”) to pause the interest rate hiking cycle and deliver an economic soft landing.

The S&P 500® Index gained 21.62% for the fiscal year, despite experiencing a modest pullback in the final three months of the period. Large-cap stocks continued their dominance over small-cap stocks, particularly driven by a handful of mega-cap technology and consumer discretionary stocks. The Russell 1000® Index gained 21.19% compared to the 8.93% return for the Russell 2000® Index. Nine of eleven sectors posted positive returns, with information technology (+70.95%), communication services (+42.96%) and energy (+38.10%) leading the way. The only two sectors not in positive territory for the period were utilities and real estate, both of which posted single-digit negative returns. The strength in information technology drove Growth stocks to strongly outperform Value stocks with the Russell 1000® Growth Index gaining 27.72% compared to the 14.44% return for the Russell 1000® Value Index. Outside the U.S., foreign equity markets kept pace with domestic equities, delivering a 20.39% return, as measured by the MSCI All Country World Index ex USA benchmark.

The Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, managed to generate a modest 0.64% return over the period as the Fed raised interest rates and the 10-year Treasury yield reached its highest point since 2008, resulting in longer-duration bonds underperforming. Investment-grade corporate bonds gained 3.65% for the year, while agency mortgage-backed securities returned 2.10%. High yield bonds were the best performing sector with a 10.28% return as measured by the return of the Bloomberg U.S. Corporate High Yield Bond Index. Municipal bonds outperformed the broader market with a 2.66% gain for the Bloomberg Municipal Bond Index.

AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit. For more information about AMG Funds’ wide range of products and resources, please visit www.amgfunds.com. We thank you for your investment and continued trust in AMG Funds.

Respectfully,

Keitha Kinne
President
AMG Funds

		Periods ended
Average Annual Total Returns		September 30, 2023*

Stocks:		1 Year	3 Years	5 Years

Large Cap	(S&P 500® Index)	21.62%	10.15%	9.92%

Small Cap	(Russell 2000® Index)	8.93%	7.16%	2.40%

International	(MSCI ACWI ex USA)	20.39%	3.74%	2.58%

Bonds:

Investment Grade	(Bloomberg U.S. Aggregate Bond Index)	0.64%	(5.21)%	0.10%

High Yield	(Bloomberg U.S. Corporate High Yield Bond Index)	10.28%	1.76%	2.96%

Tax-exempt	(Bloomberg Municipal Bond Index)	2.66%	(2.30)%	1.05%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	4.59%	1.68%	1.84%

*Source: FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first section of the following table provides information about the actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended September 30, 2023	Expense Ratio for the Period	Beginning Account Value 04/01/23	Ending Account Value 09/30/23	Expenses Paid During the Period*
AMG Boston Common Global Impact Fund
Based on Actual Fund Return

Class I	0.93%	$1,000	$922	$4.48

Based on Hypothetical 5% Annual Return

Class I	0.93%	$1,000	$1,020	$4.71

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

3

AMG Boston Common Global Impact Fund Portfolio Manager’s Comments (unaudited)

AMG Boston Common Global Impact Fund (the “Fund”) Class I shares returned 11.54% during the fiscal year ended September 30, 2023, compared to the 20.80% return for the MSCI ACWI Index (the “Index”).

Market Overview

Resilient labor markets and moderating inflationary pressures supported consumer confidence and investor sentiment. Although inflation in the U.S. and Eurozone decelerated to two-year lows, the European Central Bank and the U.S. Federal Reserve raised short-term rates as employment continued to hover near record-low levels. Toward the end of the period under review, elevated bond yield levels curbed risk appetite. The Index gained 20.8% in the 12-month period, a very strong reversal from the prior 12-month period. Most notably, Continental Europe (+29.6%) was the strongest performer, followed by Japan (+25.9%) and the United Kingdom (+24.9%). Chinese property concerns weighed on macroeconomic sentiment, particularly in Asia-Pacific and Emerging Markets, both of which underperformed. North America performed in line. Information technology was the best-performing sector, followed by communication services, energy, and industrials. Interest-rate sensitive real estate and utilities lagged along with the defensive consumer staples and healthcare sectors.

Review

The Fund posted a strong positive return but was not able to keep up with the strength of the Index. Stock selection within the information technology and communication services sectors was the primary driver of this underperformance. The Fund did not own the very strong U.S. mega-cap stocks Nvidia Corp., Microsoft Corp., Apple, Inc., Meta Platforms, Inc., or Alphabet, Inc. However, the Fund’s software and semiconductor holdings Adobe, Inc., Intuit Inc., and Applied Materials, Inc. nevertheless contributed positively.

The Fund encountered multiple headwinds. Most importantly, the sharp rise in interest rates affected our clean tech and renewable energy-related stocks that stand to benefit from the energy transition. This significant opportunity creates a revenue and profitability profile long in duration whose present value mechanically contracts with higher bond yields. To lessen the financial burden caused by the higher price levels for goods and services, multiple political parties decided to temporarily delay the implementation of newly established energy transition policies.

Many of our healthcare companies witnessed an inventory accumulation adjustment that lasted longer than expected post-COVID-19, which caused a significant de-rating of companies in the medtech and life sciences space. Within the materials sector, our green chemicals holdings Sociedad Quimica y Minera de Chile, S.A., DSM-Firmenich AG, Novozymes A/S, Class B, and Croda International PLC declined, while metal & mining stocks performed strongly. In the financials sector, PayPal Holdings, Inc. and Hannon Armstrong Sustainable Infrastructure Capital, Inc. weighed on performance, as the world’s largest financial services companies outperformed. Stock selection in the consumer discretionary and staples sectors was strongly positive; however, largely driven by sustainable housing stocks KB Home and TopBuild Corp., as well as Sprouts Farmers Market, Inc. On a regional basis, our holdings in Europe and Japan weighed on relative performance, while North America was largely neutral.

Outlook and Positioning

The global economy remains remarkably resilient despite supply chain challenges, decelerating bank lending growth, geopolitical tensions, and higher interest rates. China’s recovery has undershot expectations, driven by property weakness and restrained policy stimulus, while rising trade tensions present risks and opportunities as global supply chains reconfigure. Fiscal policy is supporting market trends toward decarbonization, reducing supply chain vulnerability, and enhancing infrastructure, thereby enabling pockets of secular growth. Inflation is coming down in most places but remains elevated in certain countries.

Although industrial activity has been weaker than the service economy, ongoing investments in strategic areas related to the energy transition, energy independence, and net-zero ambitions continue to bolster the longer-term revenue and profit outlook for many of our holdings. Therefore, we maintain our overweight position in the industrials and materials sectors, with particular emphasis on renewable energy, electrification, and resource efficiency. In all Impact Investment themes, we seek to combine impact revenue generation with financial quality as well as an attractive balance between growth and valuation.

The long-term fundamental prospects for the Fund’s environmental solutions holdings remain robust. Europe and the U.S. are projected to spend nearly four trillion dollars each—two-thirds by the private sector—over the next decade to transform their economies. Over 75% of this massive investment is anticipated to be in wind and solar power, electric grids, and electric vehicles – which are key thematic focus areas in our portfolios. In our view, the public, policymakers, and executives are broadly aligned in driving demand for these critical policies. The number of the world’s largest companies with net-zero targets has now reached 65% of the top 2,000 companies, and legislative bodies continue to pass regulatory incentives to invest in climate change mitigation.

Valuations for climate solutions stocks in our portfolio have compressed dramatically over the past two years. We are mindful of risks to our thesis, which range from operational (notably, permitting delays and supply-chain snarls) to political. Policy momentum could be diluted, as the net benefit of this monumental shift is unevenly felt across the socio-political spectrum. The impact of higher bond yields on the present value of long duration assets is also a factor. However, we expect rates to be near peak levels and believe earnings multiples overly discount short-term headwinds and underestimate the magnitude of the long-term growth prospects for select environmental solutions companies. The Fund is overweight in sustainability leaders in the specialty chemical industry, energy-efficient machinery manufacturing, and innovative biotechnology. In addition, the Fund includes enablers of electrification and renewable energy, sustainable building products providers, and leading health care equipment companies.

Portfolio Activity

Confronted with the market and industry-specific headwinds, we intensively screened the Fund for the potential of adverse company-specific earnings developments while striving for exposure to solid earnings visibility. We purchased Keyence Corp., a Japanese specialist in machine vision technology that provides critical equipment and software for factory automation. Keyence’s systems ensure product quality control and limit resource waste in key areas such as pharmaceuticals, medical devices, and solar panel manufacturing. Its products also contribute to a safer workplace environment and minimize the cumulative toll of strenuous physical labor. Within our Inclusive & Sustainable Finance

4

AMG Boston Common Global Impact Fund Portfolio Manager’s Comments (continued)

theme, we added Australia-headquartered Macquarie Group, Ltd. We believe it is one of the global impact leaders in its field, playing a major role as financier of many energy transition projects including wind and green power/hydrogen. Another purchase related to this theme was Hannover Rueck SE, a leading re-insurance company with an outstanding track record in underwriting and risk management of the business. Hannover plays an important role in the “transfer of risk,” enabling climate change adaptation, as re-insurers reduce the economic disruption from catastrophic events. The company has integrated climate change considerations into its underwriting. We appreciate that the pricing cycle is positive and that the stock has a low correlation with other portfolio holdings.

Within our Access to Health Impact investment theme, we purchased Edwards Lifesciences Corp., a global leader in transcatheter heart valve replacement. This minimally invasive procedure provides a crucial alternative for those patients at greatest risk of complications from traditional surgical techniques. Edwards’ hyper focus on heart valves and high research & development spending has led the company to perform well from a product quality & safety perspective, a difficult aspect for investing in most implantable device manufacturers. Another purchase within this theme was medical diagnostics firm Hologic, Inc., a purpose & impact-driven healthcare company strongly focused on women’s health improvement, particularly preventive medicine through breast and cervical cancer screening. Its products consist of molecular diagnostics systems, gynecologic surgery tools, and mammography equipment. Hologic’s purpose is to enable healthier lives using its innovative (life-changing) technologies, fueling business growth and earnings.

Green hydrogen is one of the largest stimulus areas in the energy transition stimulus plans, which estimates that an investment of tens of billions of dollars in electrolysers is necessary to meet net-zero emissions by 2050. This is a major factor in our purchase of Italy-based Industrie De Nora S.P.A. We expect it to become a future solutions leader within the higher margin value chain of green hydrogen. Currently, the firm is an established global leader in water treatment technology, electrode technology (lithium-ion batteries copper foil) and energy transition (hydrogen, fuel cells). Our holding in French industrial company, Rexel, S.A., is engaged in the distribution of electrical products and solutions to the residential, industrial, and commercial markets. Distributors like Rexel are in a unique position to increase the availability of eco-efficient products on the market. Another leading industrial portfolio addition is Ashtead Group PLC (“Ashtead”), a U.K.-based equipment rental company that trades under the Sunbelt Rentals brand and enjoys large networks in the United States, Canada, and the United Kingdom. Its rental business model not only conserves resources and optimizes utilization (88% revenue), but Ashtead will also be a large beneficiary of the U.S.’ 2022 Inflation Reduction Act (IRA) and associated construction plans, very large in scale. Lastly, we bought Prysmian SpA, a leading manufacturer of underground and submarine cables and systems for power transmission and distribution, including for offshore wind. Prysmian derives nearly 50% of its revenues from renewable energy-enabling projects.

Following strong rebounds, we took profits in (sustainable) home building-related holdings KB Home, TopBuild, The AZEK Co., Carrier Global Corp., Daikin Industries, Ltd., and Enphase Energy, Inc. To further fund our purchases, we sold Umicore S.A. and Yamaha Corp. In addition, we exited Barratt Developments PLC, PagSeguro Digital, Ltd., Illumina, Inc., and Xinyi Solar Holdings, Ltd. based on our diminished confidence level. We departed with optical network provider Ciena Corp. due to disappointing earnings delivery. We also sold China Traditional Chinese Medicine Holdings Co. based on the lack of regulatory visibility and BioNTech SE due to the ongoing decline of COVID-19 related revenues.

The Fund remains strongly focused on product solutions companies within our nine impact investment themes. Our deeply integrated ESG & Impact research process leads us to a portfolio of 40–60 highly innovative companies that are best positioned within these themes.

The views expressed represent the opinions of Boston Common Asset Management, LLC as of September 30, 2023, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

5

AMG Boston Common Global Impact Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Boston Common Global Impact Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Boston Common Global Impact Fund’s Class I shares on September 30, 2013, to a $10,000 investment made in the MSCI ACWI Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Boston Common Global Impact Fund and the MSCI ACWI Index for the same time periods ended September 30, 2023.

	One	Five	Ten
Average Annual Total Returns[1]	Year	Years	Years

AMG Boston Common Global Impact Fund2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16

Class I	11.54%	2.96%	8.47%

MSCI ACWI Index[17]	20.80%	6.46%	7.56%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of September 30, 2023. All returns are in U.S. Dollars ($).

[2]

As of March 19, 2021, the Fund’s Subadviser was changed to Boston Common Asset Management, LLC. Prior to March 19, 2021, the Fund was known as the AMG Managers Brandywine Fund, and had different principal investment strategies and corresponding risks. Performance shown for periods prior to March 19, 2021, reflects the performance and investment strategies of the Fund’s previous Subadvisers, Friess Associates, LLC and Friess Associates of Delaware, LLC. The Fund’s past performance would have been different if the Fund were managed by the current Subadviser and strategy, and the Fund’s prior performance record might be less pertinent for investors considering whether to purchase shares of the Fund.

[3]  Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies.

[4]  Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.

[5]  Investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.

[6]  Investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.

[7]  Changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.

[8]  Fluctuations in exchange rates may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar.

[9]  Because applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, the Fund’s investment returns may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s investment exposure

6

AMG Boston Common Global Impact Fund Portfolio Manager’s Comments (continued)

to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor. ESG standards differ by region and industry, and a company’s ESG practices or the Subadviser’s assessment of a company’s ESG practices may change over time.

[10] The prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.

[11] Value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[12] The stocks of large-capitalization companies are

generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.

[13] Although the Fund may invest in securities in any capitalization range, securities of mid-capitalization companies may pose additional risks. The stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[14] Although the Fund may invest in securities in any capitalization range, securities of small-capitalization companies may pose additional risks. The stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[15] Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[16] The Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

[17] The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Please go to msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI ACWI Index is unmanaged, is not available for investment and does not incur expenses.

All MSCI data is provided “as is”. The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

7

AMG Boston Common Global Impact Fund Fund Snapshots (unaudited)
September 30, 2023

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Industrials	24.6

Information Technology	16.6

Financials	16.0

Health Care	13.1

Consumer Discretionary	9.2

Materials	7.0

Consumer Staples	6.3

Utilities	2.9

Communication Services	1.9

Real Estate	1.8

Short-Term Investments	2.0

Other Assets, less Liabilities	(1.4)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Bank Rakyat Indonesia Persero Tbk PT, ADR (Indonesia)	3.2

Schneider Electric SE (France)	3.0

Intuit, Inc. (United States)	3.0

ORIX Corp. (Japan)	2.9

BYD Co., Ltd., Class H (China)	2.9

Sprouts Farmers Market, Inc. (United States)	2.6

salesforce.com, Inc. (United States)	2.6

Xylem, Inc. (United States)	2.4

Westinghouse Air Brake Technologies Corp. (United States)	2.3

Adobe, Inc. (United States)	2.2

Top Ten as a Group	27.1

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

8

AMG Boston Common Global Impact Fund Schedule of Portfolio Investments September 30, 2023

	Shares	Value

Common Stocks - 99.4%

Communication Services - 1.9%

Telkom Indonesia Persero Tbk PT (Indonesia)	43,065,000	$10,439,253

Consumer Discretionary - 9.2%

BYD Co., Ltd., Class H (China)	506,000	15,589,975

KB Home (United States)	171,779	7,949,932

LKQ Corp. (United States)	214,072	10,598,705

Shimano, Inc. (Japan)	38,000	5,086,093

TopBuild Corp. (United States)*	41,295	10,389,822

Total Consumer Discretionary		49,614,527

Consumer Staples - 6.3%

Kerry Group PLC, Class A (Ireland)	100,473	8,394,968

McCormick & Co., Inc., Non-Voting Shares (United States)	148,580	11,238,591

Sprouts Farmers Market, Inc. (United States)*	328,980	14,080,344

Total Consumer Staples		33,713,903

Financials - 16.0%

Bank Rakyat Indonesia Persero Tbk PT, ADR (Indonesia)	1,017,479	17,215,745

Hannon Armstrong Sustainable Infrastructure

Capital, Inc., REIT (United States)[1]	372,500	7,897,000

Hannover Rueck SE (Germany)	38,873	8,529,466

HDFC Bank, Ltd., ADR (India)	160,149	9,450,392

Macquarie Group, Ltd. (Australia)	82,987	8,886,921

ORIX Corp. (Japan)	846,750	15,810,857

PayPal Holdings, Inc. (United States)*	177,175	10,357,650

Ping An Insurance Group Co. of China, Ltd., Class H (China)	1,407,000	7,980,008

Total Financials		86,128,039

Health Care - 13.1%

Agilent Technologies, Inc. (United States)	49,655	5,552,422

Biogen, Inc. (United States)*	32,649	8,391,119

CSL, Ltd. (Australia)	53,196	8,570,037

Edwards Lifesciences Corp. (United States)*	107,698	7,461,317

Gilead Sciences, Inc. (United States)	120,641	9,040,837

Hologic, Inc. (United States)*	119,560	8,297,464

Hoya Corp. (Japan)	76,200	7,804,212

Regeneron Pharmaceuticals, Inc. (United States)*	10,950	9,011,412

Sonova Holding AG (Switzerland)	26,326	6,230,750

Total Health Care		70,359,570

Industrials - 24.6%

Ashtead Group PLC (United Kingdom)	131,912	7,999,490

The AZEK Co., Inc. (United States)*	249,614	7,423,520

Carrier Global Corp. (United States)	152,931	8,441,791

	Shares	Value

Daikin Industries, Ltd. (Japan)	46,413	$7,276,245

Industrie De Nora S.P.A. (Italy)[1]	455,774	7,802,555

Kurita Water Industries, Ltd. (Japan)	300,500	10,457,050

Prysmian SpA (Italy)	139,168	5,585,966

Rexel, S.A. (France)	406,635	9,111,053

Schneider Electric SE (France)	98,164	16,176,661

Sociedad Quimica y Minera de Chile, S.A.,

Sponsored ADR (Chile)[1]	138,725	8,277,721

Spirax-Sarco Engineering PLC (United Kingdom)	68,025	7,874,116

TOMRA Systems A.S.A. (Norway)[1]	409,410	4,652,502

Vestas Wind Systems A/S (Denmark)*	308,565	6,601,405

Westinghouse Air Brake Technologies Corp.

(United States)	114,567	12,175,035

Xylem, Inc. (United States)	141,950	12,921,708

Total Industrials		132,776,818

Information Technology - 16.6%

Adobe, Inc. (United States)*	23,529	11,997,437

Applied Materials, Inc. (United States)	69,631	9,640,412

Enphase Energy, Inc. (United States)*,1	85,699	10,296,735

First Solar, Inc. (United States)*	56,131	9,070,208

Infineon Technologies AG (Germany)	328,365	10,875,695

Intuit, Inc. (United States)	31,179	15,930,598

Keyence Corp. (Japan)	20,400	7,544,449

salesforce.com, Inc. (United States)*	68,948	13,981,275

Total Information Technology		89,336,809

Materials - 7.0%

Borregaard A.S.A. (Norway)	680,886	10,018,641

Croda International PLC (United Kingdom)	84,089	5,022,771

DSM-Firmenich AG (Switzerland)	90,252	7,626,552

Ecolab, Inc. (United States)	61,515	10,420,641

Novozymes A/S, Class B (Denmark)[1]	116,078	4,670,385

Total Materials		37,758,990

Real Estate - 1.8%

Weyerhaeuser Co., REIT (United States)	323,682	9,924,090

Utilities - 2.9%

American Water Works Co., Inc. (United States)	72,103	8,928,515

Orsted A.S. (Denmark)[2]	124,160	6,754,700

Total Utilities		15,683,215

Total Common Stocks (Cost $605,512,981)		535,735,214

The accompanying notes are an integral part of these financial statements.

9

AMG Boston Common Global Impact Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Short-Term Investments - 2.0%

Joint Repurchase Agreements - 1.7%[3]

Bethesda Securities LLC, dated 09/29/23, due 10/02/23, 5.390% total to be received $2,236,696 (collateralized by various U.S. Government Agency Obligations, 3.062% -6.000%, 08/01/28 - 07/01/53, totaling $2,280,406)	$2,235,692	$2,235,692

Industrial and Commercial Bank of China Financial Services LLC, dated 09/29/23, due 10/02/23, 5.330% total to be received $2,236,685 (collateralized by various U.S. Treasuries, 0.000% - 7.500%, 10/31/23 -02/15/53, totaling $2,280,406)	2,235,692	2,235,692

Mirae Asset Securities USA, Inc., dated 09/29/23, due 10/02/23, 5.400% total to be received $2,282,346 (collateralized by various U.S. Government Agency Obligations, 2.000% -6.500%, 05/01/27 - 09/15/65, totaling $2,327,993)	2,281,319	2,281,319

National Bank Financial Inc., dated 09/29/23, due 10/02/23, 5.340% total to be received $91,605 (collateralized by various U.S. Treasuries, 0.000% - 4.750%, 10/17/23 - 8/15/53, totaling $93,395)	91,564	91,564

*	Non-income producing security.

[1]

Some of these securities, amounting to $13,080,136 or 2.4% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2023, the value of this security amounted to $6,754,700 or 1.3% of net assets.

	Principal Amount	Value

Santander U.S. Capital Markets LLC, dated 09/29/23, due 10/02/23, 5.390% total to be received $2,282,344 (collateralized by various U.S. Government Agency Obligations, 2.000% -6.814%, 01/25/25 - 08/20/71, totaling $2,326,945)	$2,281,319	$2,281,319

Total Joint Repurchase Agreements		9,125,586

	Shares

Other Investment Companies - 0.3%

Dreyfus Government Cash Management Fund, Institutional Shares, 5.22%[4]	732,672	732,672

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 5.30%[4]	1,099,009	1,099,009

Total Other Investment Companies		1,831,681

Total Short-Term Investments (Cost $10,957,267)		10,957,267

Total Investments - 101.4% (Cost $616,470,248)		546,692,481

Other Assets, less Liabilities - (1.4)%		(7,701,120)

Net Assets - 100.0%		$538,991,361

[3]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

[4]	Yield shown represents the September 30, 2023, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR     American Depositary Receipt

REIT     Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

10

AMG Boston Common Global Impact Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of September 30, 2023:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities

Common Stocks

Industrials	$49,239,775	$83,537,043	—	$132,776,818

Information Technology	70,916,665	18,420,144	—	89,336,809

Financials	44,920,787	41,207,252	—	86,128,039

Health Care	47,754,571	22,604,999	—	70,359,570

Consumer Discretionary	28,938,459	20,676,068	—	49,614,527

Materials	10,420,641	27,338,349	—	37,758,990

Consumer Staples	25,318,935	8,394,968	—	33,713,903

Utilities	8,928,515	6,754,700	—	15,683,215

Communication Services	—	10,439,253	—	10,439,253

Real Estate	9,924,090	—	—	9,924,090

Short-Term Investments

Joint Repurchase Agreements	—	9,125,586	—	9,125,586

Other Investment Companies	1,831,681	—	—	1,831,681

Total Investments in Securities	$298,194,119	$248,498,362	—	$546,692,481

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended September 30, 2023, there were no transfers in or out of Level 3.

The country allocation in the Schedule of Portfolio Investments at September 30, 2023, was as follows:

Country	% of Long-Term Investments

Australia	3.2

Chile	1.5

China	4.4

Denmark	3.4

France	4.7

Germany	3.6

India	1.8

Indonesia	5.2

Ireland	1.6

Country	% of Long-Term Investments

Italy	2.5

Japan	10.1

Norway	2.7

Switzerland	2.6

United Kingdom	3.9

United States	48.8

100.0

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities September 30, 2023

AMG Boston Common Global Impact Fund

Assets:

Investments at value[1] (including securities on loan valued at $13,080,136)	$546,692,481

Foreign currency[2]	976,376

Receivable for investments sold	4,913,265

Dividend and interest receivables	1,410,286

Securities lending income receivable	2,054

Receivable for Fund shares sold	60

Receivable from affiliate	24,959

Prepaid expenses and other assets	23,540

Total assets	554,043,021

Liabilities:

Payable upon return of securities loaned	9,125,586

Payable for investments purchased	5,300,800

Payable for Fund shares repurchased	110,918

Accrued expenses:

Investment advisory and management fees	337,347

Administrative fees	69,318

Other	107,691

Total liabilities	15,051,660

Commitments and Contingencies (Notes 2 & 6)

Net Assets	$538,991,361

[1] Investments at cost	$616,470,248

[2] Foreign currency at cost	$985,894

Net Assets Represent:

Paid-in capital	$674,543,717

Total distributable loss	(135,552,356)

Net Assets	$538,991,361

Class I:

Net Assets	$538,991,361

Shares outstanding	16,015,367

Net asset value, offering and redemption price per share	$33.65

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations For the fiscal year ended September 30, 2023

AMG Boston Common Global Impact Fund

Investment Income:

Dividend income	$9,146,551

Securities lending income	102,022

Foreign withholding tax	(899,339)

Total investment income	8,349,234

Expenses:

Investment advisory and management fees	4,339,088

Administrative fees	891,593

Custodian fees	94,010

Professional fees	76,102

Transfer agent fees	74,665

Trustee fees and expenses	40,639

Reports to shareholders	38,470

Registration fees	33,705

Interest expense	1,600

Miscellaneous	32,041

Total expenses before offsets	5,621,913

Expense reimbursements	(92,433)

Total expenses	5,529,480

Net investment income	2,819,754

Net Realized and Unrealized Gain:

Net realized loss on investments	(59,617,036)

Net realized gain on foreign currency transactions	4,307

Net change in unrealized appreciation/depreciation on investments	122,212,675

Net change in unrealized appreciation/depreciation on foreign currency translations	(17,913)

Net realized and unrealized gain	62,582,033

Net increase in net assets resulting from operations	$65,401,787

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets For the fiscal years ended September 30,

	AMG Boston Common Global Impact Fund

	2023	2022

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income	$2,819,754	$5,402,275

Net realized loss on investments	(59,612,729)	(8,004,022)

Net change in unrealized appreciation/depreciation on investments	122,194,762	(242,141,226)

Net increase (decrease) in net assets resulting from operations	65,401,787	(244,742,973)

Distributions to Shareholders:

Class I	(2,788,916)	(5,876,761)

Capital Share Transactions:[1]

Net decrease from capital share transactions	(65,944,835)	(111,352,185)

Total decrease in net assets	(3,331,964)	(361,971,919)

Net Assets:

Beginning of year	542,323,325	904,295,244

End of year	$538,991,361	$542,323,325

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

14

AMG Boston Common Global Impact Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended September 30,

Class I	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$30.31	$43.52	$56.96	$52.89	$56.01

Income (loss) from Investment Operations:

Net investment income (loss)[1]	0.17 [2]	0.28 [2,3]	0.02 [2]	(0.27)	(0.13)

Net realized and unrealized gain (loss) on investments	3.33	(13.19)	15.47	9.70	(2.99)

Total income (loss) from investment operations	3.50	(12.91)	15.49	9.43	(3.12)

Less Distributions to Shareholders from:

Net investment income	(0.16)	(0.10)	—	—	—

Net realized gain on investments	—	(0.20)	(28.93)	(5.36)	—

Total distributions to shareholders	(0.16)	(0.30)	(28.93)	(5.36)	—

Net Asset Value, End of Year	$33.65	$30.31	$43.52	$56.96	$52.89

Total Return[4]	11.54%[2]	(29.90)%[2]	31.75%[2]	18.95%	(5.57)%

Ratio of net expenses to average net assets	0.93%	0.93%	1.03%	1.11%	1.10%

Ratio of gross expenses to average net assets	0.95%[5]	0.95%[5]	1.03%[5]	1.11%	1.10%

Ratio of net investment income (loss) to average net assets	0.47%[2]	0.72%[2]	0.04%[2]	(0.51)%	(0.26)%

Portfolio turnover	25%	25%	202%	221%	145%

Net assets end of year (000’s) omitted	$538,991	$542,323	$904,295	$835,057	$786,149

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[3]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.16.

[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

15

Notes to Financial Statements September 30, 2023

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is AMG Boston Common Global Impact Fund (the “Fund”).

Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price. Equity securities held by the Fund that are traded in the over-the-counter market (other than NMS securities) are valued at the bid price. Foreign equity securities (securities principally traded in markets other than U.S. markets) held by the Fund are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services. Pursuant to Rule 2a-5 under the 1940 Act, the Fund’s Board of Trustees (the “Board”) designated AMG Funds LLC (the “Investment Manager”) as the Fund’s Valuation Designee to perform the Fund’s fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.

Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by the

Investment Manager and under the general supervision of the Board. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Fund’s valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Investment Manager seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with quarterly reports, as of the most recent quarter end, summarizing all fair value activity, material fair value matters that occurred during the quarter, and all outstanding securities fair valued by the Fund. Additionally, the Board will be presented with an annual report that assesses the adequacy and effectiveness of the Investment Manager’s process for determining the fair value of the Fund’s investments.

With respect to foreign equity securities and certain foreign fixed income securities, securities held in the Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.

Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, futures contracts, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government

16

Notes to Financial Statements (continued)

securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Fund becomes aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to the Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively, the “AMG Funds Family”) based upon their relative average net assets or number of shareholders.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. There were no permanent differences. Temporary differences are primarily due to mark to market on passive foreign investment companies and wash sale loss deferrals.

The tax character of distributions paid during the fiscal years ended September 30, 2023 and September 30, 2022 were as follows:

Distributions paid from:	2023	2022

Ordinary income *	$2,788,916	$1,897,407

Long-term capital gains	—	3,979,354

	$2,788,916	$5,876,761

*	For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

As of September 30, 2023, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	$68,260,198

Undistributed ordinary income	3,725,092

At September 30, 2023, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Cost	Appreciation	Depreciation	Net Depreciation

$617,649,677	$42,167,227	$(113,184,477)	$(71,017,250)

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. The Investment Manager has analyzed the Fund’s tax positions taken on federal income tax returns as of September 30, 2023, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Investment Manager is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Furthermore, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of September 30, 2023, the Fund had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

Short-Term	Long-Term	Total

—	$68,260,198	$68,260,198

17

Notes to Financial Statements (continued)

g. CAPITAL STOCK

The Trust’s Amended and Restated Agreement and Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended September 30, 2023 and September 30, 2022, the capital stock transactions by class for the Fund were as follows:

	September 30, 2023		September 30, 2022

	Shares	Amount	Shares	Amount

Class I:

Shares sold	27,371	$946,414	80,180	$3,054,181

Shares issued in reinvestment of distributions	74,740	2,566,572	123,799	5,507,819

Shares redeemed	(1,980,409)	(69,457,821)	(3,088,646)	(119,914,185)

Net decrease	(1,878,298)	$(65,944,835)	(2,884,667)	$(111,352,185)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into third-party and bilateral repurchase agreements for temporary cash management purposes and for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Securities Lending Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Securities Lending Program, the Fund is indemnified for such losses by BNYM on joint repurchase agreements.

At September 30, 2023, the market value of Repurchase Agreements outstanding was $9,125,586.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. Dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. Dollars are translated into U.S. Dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. Dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects and recommends, subject to the approval of the Board and, in certain circumstances, shareholders, the Fund’s subadviser and monitors the subadviser’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by Boston Common Asset Management, LLC (“Boston Common”) who serves as subadviser pursuant to a subadvisory agreement with the Investment Manager. AMG owns a minority equity interest in Boston Common.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the fiscal year ended September 30, 2023, the Fund paid an investment management fee at the annual rate of 0.73% of the average daily net assets of the Fund. The fee paid to Boston Common for its services as subadviser is paid out of the fee the Investment Manager receives from the Fund and does not increase the expenses of the Fund.

The Investment Manager has contractually agreed, through at least February 1, 2024, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of the Fund to the annual rate of 0.93% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may

18

Notes to Financial Statements (continued)

recover such amounts from the Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

For the fiscal year ended September 30, 2023, the Investment Manager reimbursed the Fund $92,433, and did not recoup any previously reimbursed expenses. At September 30, 2023, the Fund’s expiration of reimbursements subject to recoupment is as follows:

Expiration Period

1-2 years	$130,405

2-3 years	92,433

Total	$222,838

The Trust, on behalf of the Fund, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for certain aspects of managing the Fund’s operations, including administration and shareholder services to the Fund. The Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally, the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds Family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and interest expense, respectively. At September 30, 2023, the Fund had no interfund loans outstanding.

The Fund utilized the interfund loan program during the fiscal year ended September 30, 2023 as follows:

Average Borrowed	Number of Days	Interest Paid	Average Interest Rate

$1,448,960	7	$1,600	5.760%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended September 30, 2023, were $143,830,007 and $204,057,341, respectively.

The Fund had no purchases or sales of U.S. Government Obligations during the fiscal year ended September 30, 2023.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Securities Lending Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Securities Lending Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Securities Lending Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM and cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at September 30, 2023, were as follows:

19

Notes to Financial Statements (continued)

Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

$13,080,136	$9,125,586	$4,356,585	$13,482,171

The following table summarizes the securities received as collateral for securities lending at September 30, 2023:

Collateral Type	Coupon Range	Maturity Date Range

U.S. Treasury Obligations	0.125%-5.400%	10/31/23-02/15/53

5. FOREIGN SECURITIES

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. The Fund’s investments in emerging market countries are exposed to additional risks. The

Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

7. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the Securities Lending Program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Fund’s open Repurchase Agreements that are subject to a master netting agreement as of September 30, 2023:

		Gross Amount Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Bethesda Securities LLC	$2,235,692	—	$2,235,692	$2,235,692	—

Industrial and Commercial Bank of China Financial Services LLC	2,235,692	—	2,235,692	2,235,692	—

Mirae Asset Securities USA, Inc.	2,281,319	—	2,281,319	2,281,319	—

National Bank Financial Inc.	91,564	—	91,564	91,564	—

Santander U.S. Capital Markets LLC	2,281,319	—	2,281,319	2,281,319	—

Total	$9,125,586	—	$9,125,586	$9,125,586	—

8. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require an additional disclosure in or adjustment of the Fund’s financial statements, except that the shareholders of the Fund elected Trustees, including two new Trustees who are not “interested persons” of the Fund within the meaning of the 1940 Act, on October 10, 2023.

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AMG Funds I and Shareholders of AMG Boston Common Global Impact Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AMG Boston Common Global Impact Fund (one of the funds constituting AMG Funds I, referred to hereafter as the “Fund”) as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

November 17, 2023

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

21

Other Information (unaudited)

TAX INFORMATION

AMG Boston Common Global Impact Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2023 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the calendar year.

In accordance with federal tax law, AMG Boston Common Global Impact Fund elects to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, AMG Boston Common Global Impact Fund hereby makes the following designations regarding its taxable period ended September 30, 2023. The total amount of taxes paid and income sourced from foreign countries was $838,292 and $6,406,180, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG Boston Common Global Impact Fund hereby designates $0 as a capital gain distribution with respect to the taxable year ended September 30, 2023, or if subsequently determined to be different, the net capital gains of such year.

22

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 680 Washington Blvd., Suite 500, Stamford, CT. 06901.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time.

The Chairman of the Board, the President, the Treasurer and the Secretary and such other Officers as the Trustees may in their discretion from time to time elect each hold office until his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Each Officer holds office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012 • Oversees 41 Funds in Fund Complex	Bruce B. Bingham, 74 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds, Inc. (2 portfolios) (2000-2012).
• Trustee since 2023 • Oversees 41 Funds in Fund Complex

Jill R. Cuniff, 59*

Director of Harding, Loevner Funds, Inc. (12 portfolios) (2018-Present); Retired (2016-Present); President & Portfolio Manager, Edge Asset Management (2009-2016); President & Chief Investment Officer, Morley Financial Services (2001-2009); President, Union Bond & Trust Company (2001-2009).

• Trustee since 2013 • Chairman of the Audit • Committee since 2021 • Oversees 43 Funds in Fund Complex

Kurt A. Keilhacker, 60

Managing Partner, Elementum Ventures (2013-Present); Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Adjunct Professor, University of San Francisco (2022-Present); Trustee, Wheaton College (2018-Present); Director, Wheaton College Trust Company, N.A. (2018-Present).

• Trustee since 2023 • Oversees 41 Funds in Fund Complex

Peter W. MacEwen, 59*

Private investor (2019-Present); Affiliated Managers Group, Inc. (2003-2018): Chief Administrative Officer, Office of the CEO (2013-2018); Senior Vice President, Finance (2007-2013); Vice President, Finance (2003-2007).

• Trustee since 2000 • Oversees 41 Funds in Fund Complex

Steven J. Paggioli, 73

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Director, The Wadsworth Group; Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC and First Fund Distributors, INC. (1990-2001).

• Independent Chairman of the Board of Trustees since 2017; • Chairman of the Governance Committee since 2017 • Trustee since 2000 • Oversees 43 Funds in Fund Complex

Eric Rakowski, 65

Professor of Law, University of California at Berkeley School of Law (1990-Present); Tax Attorney at Davis Polk & Wardwell and clerked for Judge Harry T. Edwards of the U.S. Court of Appeals for the District of Columbia Circuit and for Justice William J. Brennan Jr. of the U.S. Supreme Court; Trustee of Parnassus Funds (4 portfolios) (2021-Present); Trustee of Parnassus Income Funds (2 portfolios) (2021-Present); Director of Harding, Loevner Funds, Inc. (10 portfolios); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019).

• Trustee since 2013 • Oversees 43 Funds in Fund Complex

Victoria L. Sassine, 58

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-Present); Chairperson of the Board of Directors of Business Management Associates (2018 to 2019).

*Ms. Cuniff and Mr. MacEwen were elected to the Board of Trustees by the shareholders of the Trust on October 10, 2023.

23

AMG Funds Trustees and Officers (continued)

Interested Trustee

The Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2021 • Oversees 43 Funds in Fund Complex

Garret W. Weston, 42

Affiliated Managers Group, Inc. (2008-Present): Managing Director, Head of Affiliate Product Strategy and Development (2023-Present), Managing Director, Co-Head of Affiliate Engagement, Distribution (2021-2022), Senior Vice President, Office of the CEO (2019-2021), Senior Vice President, Affiliate Development (2016-2019), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2008-2015); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 65

Managing Director, Head of Platform and Operations, AMG Funds LLC (2023-Present); Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 58

Managing Director and Senior Counsel, AMG Funds LLC (2021-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-2021); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 57

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 53

Vice President, Mutual Fund Accounting, AMG Funds LLC (2021-Present); Director, Mutual Fund Accounting, AMG Funds LLC (2017-2021); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer since 2019 • Anti-Money Laundering Compliance Officer since 2022

Patrick J. Spellman, 49

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer, AMG Distributors, Inc. (2010-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019; 2022-Present); Anti-Money Laundering Compliance Officer, AMG Funds IV (2016-2019; 2022-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen M. Kerrigan, 38

Vice President, Senior Counsel, AMG Funds LLC (2021-Present); Vice President, Counsel, AMG Funds LLC (2019-2021); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

24

Annual Renewal of Investment Management and Subadvisory Agreements

AMG Boston Common Global Impact Fund: Approval of Investment Management Agreement and Subadvisory Agreement on June 21, 2023

At an in-person meeting held on June 21, 2023, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of AMG Funds I (the “Trust”) (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) for AMG Boston Common Global Impact Fund (the “Fund”) and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016 (collectively, the “Investment Management Agreement”); and (ii) the Subadvisory Agreement, as amended at any time prior to the date of the meeting, with the Subadviser for the Fund (the “Subadvisory Agreement”). The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreement and Subadvisory Agreement, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and the Subadviser, including the nature, extent and quality of services, comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for the Fund (the “Peer Group”), performance information for the relevant benchmark index for the Fund (the “Fund Benchmark”), other relevant matters, and other information provided to them on a periodic basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreement; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information provided by the Investment Manager at the June 21, 2023 and prior meetings relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, information about its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Fund and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreement and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Fund; (b) the quality of the Investment Manager’s oversight of the performance by the Subadviser of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Fund’s other service providers; and (d) the Investment Manager’s compliance program.

The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising the Subadviser, the Investment Manager: performs periodic detailed analyses and reviews of the performance by the Subadviser of its obligations to the Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of the Subadviser’s investment performance with respect to the Fund; prepares and presents periodic reports to the Board regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of the Subadviser and makes appropriate reports to the Board; performs periodic in-person, telephonic or videoconference diligence meetings, including with respect to compliance matters, with representatives of the Subadviser; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of the Subadvisory Agreement and annual consideration of the Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of the Subadviser or the replacement of the Subadviser, including at the request of the Board; identifies potential successors to, or replacements of, the

Subadviser or potential additional subadvisers, including performing appropriate due diligence, and developing and presenting to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law. The Trustees noted the affiliation of the Subadviser with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain a contractual expense limitation for the Fund. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadviser’s operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding the Subadviser’s organizational and management structure and the Subadviser’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadviser with portfolio management responsibility for the Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of the Subadviser with respect to its ability to provide the services required under the Subadvisory Agreement. The Trustees also considered the Subadviser’s risk management processes.

PERFORMANCE

The Board considered the Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark, considered the gross performance of the Fund as compared to the Subadviser’s relevant performance composite

25

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

that utilizes a similar investment strategy and approach, and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadviser’s Investment Strategy. The Board was mindful of the Investment Manager’s expertise, resources and attention to monitoring the Subadviser’s performance, investment style and risk-adjusted performance with respect to the Fund and its discussions with the management of the Fund’s subadviser during the period regarding the factors that contributed to the performance of the Fund.

Among other information relating to the Fund’s performance (including the predecessor fund’s performance for periods prior to its acquisition by the Trust on October 1, 2013), the Trustees noted that the Fund’s performance for Class I shares (the Fund’s sole share class) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2023 was above the median performance of the Peer Group and above, below, above, and above, respectively, the performance of the Fund Benchmark, the MSCI ACWI Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the fact that the Fund ranked in the top quintile relative to its Peer Group for the 10-year period and in the top third relative to its Peer Group for the 1-year and 3-year periods. The Trustees also took into account the fact that the Fund’s subadviser, investment strategy, and Fund Benchmark changed effective March 19, 2021, and that the performance information prior to that date reflected that of the Fund’s prior subadviser and investment strategy. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES; FUND EXPENSES; PROFITABILITY; AND ECONOMIES OF SCALE

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees reviewed information provided by the Investment Manager at the June 21, 2023 and prior meetings setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to the Fund), received by the Investment Manager and its affiliates attributable to managing the Fund and all the mutual funds in the AMG Funds Family of Funds; the cost of providing such services; the significant risks undertaken as Investment Manager and sponsor of the Fund, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks; and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to the Fund. The Trustees also noted payments are made from the Subadviser to the Investment Manager, and other payments are made from the Investment Manager to the Subadviser. The Trustees also considered management’s discussion of the current asset level of the Fund, and the impact on profitability of both the current asset level and any future growth of assets of the Fund.

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with the Fund, the Trustees noted the undertaking by the Investment Manager to maintain a contractual expense limitation for the Fund. The Board also took into account management’s discussion of the advisory fee structure, and the services the Investment Manager provides in performing its functions under the Investment Management Agreement and supervising the Subadviser. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fee payable by the Investment Manager to the Subadviser, the Trustees reviewed information regarding the cost to the Subadviser of providing subadvisory services to the Fund and the resulting profitability from the relationship. The Trustees noted that, because the Subadviser is an affiliate of the Investment Manager, a portion of the Subadviser’s revenues or profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the subadvisory fee structure, and the services the Subadviser provides in performing its functions under the Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to the Subadviser is reasonable and that the Subadviser is not realizing material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses as of March 31, 2023 were both rated in the Above Average rating level of the Fund’s Peer Group. The Trustees noted that the rating level corresponded to the Fund’s quintile ranking in its Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through February 1, 2024, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.93%. The Trustees took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds and select competitors. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

*    *    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreement and the Subadvisory Agreement: (a) the Investment Manager and the Subadviser have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Subadvisory Agreement and (b) the Investment Manager and Subadviser maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and the Subadvisory Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on June 21, 2023, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreement for the Fund.

26

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

Boston Common Asset Management, LLC

200 State Street

7th Floor

Boston, MA 02109

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

6023 Airport Road

Oriskany, NY 13424

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

AMG Funds

Attn: 534426 AIM 154-0520

500 Ross Street

Pittsburgh, PA 15262

800.548.4539

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Fund’s website at amgfunds.com. To review a complete list of the Fund’s portfolio holdings, or to view the most recent semi-annual report or annual report, please visit amgfunds.com.

amgfunds.com

BALANCED FUNDS

AMG GW&K Global Allocation

GW&K Investment Management, LLC

EQUITY FUNDS

AMG Beutel Goodman International Equity

Beutel, Goodman & Company Ltd.

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap Core

AMG GW&K Small/Mid Cap Growth

AMG GW&K Emerging Markets Equity

AMG GW&K Emerging Wealth Equity

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road International Value Equity

AMG River Road Large Cap Value Select

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K High Income

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

amgfunds.com	093023	AR074

ANNUAL REPORT

AMG Funds September 30, 2023 AMG Veritas Global Real Return Fund

Class I: BLUEX

amgfunds.com	093023 AR073

AMG Funds Annual Report — September 30, 2023

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

We are pleased to provide this annual report for your investment with AMG Funds. Our foremost goal is to provide investment solutions that help our shareholders successfully achieve their long-term investment goals. We appreciate the privilege of providing you with investment tools.

The most recent fiscal year ended September 30, 2023, resulted in mostly positive returns for risk assets as global equity markets shook off tighter monetary policy, increased geopolitical tension, instability in the regional banking sector, and political handwringing over the U.S. debt ceiling. Bonds struggled to move higher as global central banks raised interest rates to cool the economy and bring down inflation. Relative to the prior year, 2023 brought a more favorable environment based on the optimism that easing inflation would allow the U.S. Federal Reserve (the “Fed”) to pause the interest rate hiking cycle and deliver an economic soft landing.

The S&P 500® Index gained 21.62% for the fiscal year, despite experiencing a modest pullback in the final three months of the period. Large-cap stocks continued their dominance over small-cap stocks, particularly driven by a handful of mega-cap technology and consumer discretionary stocks. The Russell 1000® Index gained 21.19% compared to the 8.93% return for the Russell 2000® Index. Nine of eleven sectors posted positive returns, with information technology (+70.95%), communication services (+42.96%) and energy (+38.10%) leading the way. The only two sectors not in positive territory for the period were utilities and real estate, both of which posted single-digit negative returns. The strength in information technology drove Growth stocks to strongly outperform Value stocks with the Russell 1000® Growth Index gaining 27.72% compared to the 14.44% return for the Russell 1000® Value Index. Outside the U.S., foreign equity markets kept pace with domestic equities, delivering a 20.39% return, as measured by the MSCI All Country World Index ex USA benchmark.

The Bloomberg U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, managed to generate a modest 0.64% return over the period as the Fed raised interest rates and the 10-year Treasury yield reached its highest point since 2008, resulting in longer-duration bonds underperforming. Investment-grade corporate bonds gained 3.65% for the year, while agency mortgage-backed securities returned 2.10%. High yield bonds were the best performing sector with a 10.28% return as measured by the return of the Bloomberg U.S. Corporate High Yield Bond Index. Municipal bonds outperformed the broader market with a 2.66% gain for the Bloomberg Municipal Bond Index.

AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit. For more information about AMG Funds’ wide range of products and resources, please visit www.amgfunds.com. We thank you for your investment and continued trust in AMG Funds.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended September 30, 2023*

Stocks:		1 Year	3 Years	5 Years

Large Cap	(S&P 500® Index)	21.62%	10.15%	9.92%

Small Cap	(Russell 2000® Index)	8.93%	7.16%	2.40%

International	(MSCI ACWI ex USA)	20.39%	3.74%	2.58%

Bonds:

Investment Grade	(Bloomberg U.S. Aggregate Bond Index)	0.64%	(5.21)%	0.10%

High Yield	(Bloomberg U.S. Corporate High Yield Bond Index)	10.28%	1.76%	2.96%

Tax-exempt	(Bloomberg Municipal Bond Index)	2.66%	(2.30)%	1.05%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	4.59%	1.68%	1.84%

*Source: FactSet. Past performance is no guarantee of future results.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first section of the following table provides information about the actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended September 30, 2023	Expense Ratio for the Period	Beginning Account Value 04/01/23	Ending Account Value 09/30/23	Expenses Paid During the Period*

AMG Veritas Global Real Return Fund

Based on Actual Fund Return

Class I	1.16%	$1,000	$1,000	$5.82

Based on Hypothetical 5% Annual Return

Class I	1.16%	$1,000	$1,019	$5.87

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

AMG Veritas Global Real Return Fund Portfolio Manager’s Comments (unaudited)

For the 12 months ended September 30, 2023, AMG Veritas Global Real Return Fund (the “Fund”) Class I shares returned 11.19%, compared with the 1.25% return for the Bloomberg U.S. Treasury Inflation-Linked Bond Index (the “Index”).

Market Overview

In the first half of 2023, the global economy showed unexpected resilience. However, after a strong start to the year, equity markets began to fall in August and September as investors grew cautious that interest rates would remain at higher levels for the foreseeable future. Mega-cap technology companies, especially makers of semiconductors, performed particularly well as news around Artificial Intelligence (AI) generated excitement about their ability to supercharge their revenues. Energy stocks rose toward the end of the period along with the oil price after production cuts from Russia and Saudi Arabia and rising demand from China. In September, Saudi Arabia extended its voluntary crude oil production cuts through the end of the year, and at the end of September of this year, U.S. commercial crude oil inventories fell to their lowest levels since early 2022.

Investors are now also weighing the impacts of lower expected global growth in 2024 due to China’s slower recovery, persistent core inflation, high interest rates, and geopolitical uncertainties weighing on economic activities, business, and consumer confidence.

Veritas Global Real Return Update

The Fund outpaced the Index during the 12 months ended September 30, 2023. The Fund’s long book delivered strong returns of 20.05% whereas the short book, encompassing S&P 500® and EURO STOXX Futures, declined -7.74%. The cash position also detracted modestly in the rising market. Holdings in industrial and communication services drove positive absolute returns within the long book corresponding to top contributors such as Safran SA,

Vinci S.A., Aena SME SA and BAE Systems PLC as well as Alphabet Inc., Class A, Microsoft Corp., and Charter Communications Inc., Class A. The only sector that had negative absolute returns was health care. The majority of the detractors over the period were health care companies with Catalent, Inc. drawing most notably from performance.

Over the period, the Fund’s short position declined, with a net position ending up at about 72%. The net position of the strategy moves inversely in relation to markets, meaning that as average valuations within the universe list of companies decline, the short position declines and the net exposure increases. This is because the aggregate IRR (internal rate of return) of the Veritas universe list is increasing and we believe there are more investment opportunities.

Outlook

Two key risks stand out in the current global economic landscape. The first relates to inflation. While headline inflation has peaked in most economies, core inflation (excluding volatile items such as food and energy) has proven to be stickier and has not decisively peaked in many economies. Pricing pressure in the global goods and industrial sectors has receded, and if history is any guide, services prices should likewise moderate over the next quarters. However, the speed of this disinflationary process is hard to assess and will depend on a number of factors including weakening demand and pricing power of firms, labor market dynamics, and passthrough from past input price increases. The Organization for Economic Cooperation and Development (OECD) forecasts inflation to moderate from 4.4% this year to 2.2% in 2024. The second risk relates to financial market stability. The rapid monetary tightening by central banks has exposed weaknesses in the banking sector, and financial markets in general. While most indicators point to relative stability in global financial markets, long and variable lags in the passthrough of monetary policy could mean more financial turmoil on the horizon. The Russian invasion of Ukraine and the U.S.-China rivalry will also remain major sources of geopolitical risk and how firms revisit their approach to supply chains as geopolitical factors increasingly influence trade and investment policies. U.S. incentive policies are encouraging domestic investment and at the same time pushing global firms to increase their presence in the country to take advantage of subsidies and commercial opportunities.

Global economic growth has held up despite sharp monetary policy tightening and geopolitical shocks. The Conference Board forecasts global Gross Domestic Product (GDP) to grow by 2.9% in 2023, down slightly from 3.3% in 2022, with expectations of further slowing to 2.5% in 2024. Growth forecasts for 2024 are strongest in emerging Asian economies and weakest in Europe and the U.S.

The economic outlook paints a picture of prolonged disruptions and uncertainties for businesses, but also offers opportunities especially for those companies that; have pricing power and strong barriers to entry, can develop new lines of business to diversify, strengthen corporate culture, and embrace digital transformation and automation. When interest rates are manipulated to the extremely low levels as experienced in 2020 and 2021 during the COVID-19 pandemic, the impact on financial assets became both extreme and unpredictable. With interest rates now back in a more sensible zone, we believe that our investing style will return to its more historic profile of delivering good absolute returns over 5-year horizons.

The views expressed represent the opinions of Veritas Asset Management LLP as of September 30, 2023, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG Veritas Global Real Return Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Veritas Global Real Return Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the AMG Veritas Global Real Return Fund’s Class I shares on September 30, 2013, to a $10,000 investment made in the Bloomberg U.S. Treasury Inflation-Linked Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses.

The table below shows the average annual total returns for the AMG Veritas Global Real Return Fund and the Bloomberg U.S. Treasury Inflation-Linked Bond Index for the same time periods ended September 30, 2023.

	One	Five	Ten
Average Annual Total Returns[1]	Year	Years	Years

AMG Veritas Global Real Return Fund2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20

Class I	11.19%	6.95%	10.22%

Bloomberg U.S. Treasury Inflation-Linked Bond Index[21]	1.25%	2.12%	1.74%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of September 30, 2023. All returns are in U.S. Dollars ($).

[2]

As of March 19, 2021, the Fund’s subadviser was changed to Veritas Asset Management LLP. Prior to March 19, 2021, the Fund was known as AMG Managers Brandywine Blue Fund, and had different principal investment strategies and corresponding risks. Performance shown for periods prior to March 19, 2021, reflects the performance and investment strategies of the Fund’s previous subadvisers, Friess Associates, LLC and Friess Associates of Delaware, LLC. The Fund’s past performance would have been different if the Fund were managed by the current subadviser and strategy, and the Fund’s prior performance record might be less pertinent for investors considering whether to purchase shares of the Fund.

[3]  The Fund is non-diversified and therefore a greater percentage of holdings may be focused in a small number of issuers or a single issuer, which can place the Fund at greater risk. Notwithstanding the Fund’s status as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), the Fund intends to qualify as a regulated investment company accorded favorable tax treatment under the Internal Revenue Code of 1986, as amended, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act. The Fund’s intention to qualify as a regulated investment company may limit its pursuit of its investment strategy and its investment strategy could limit its ability to so qualify.

[4]  A significant portion of the Fund’s holdings may be focused in a relatively small number of securities, which may make the Fund more volatile and subject to greater risk than a more diversified fund.

[5]  Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies.

[6]  Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.

[7]  Investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.

[8]  Investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically

AMG Veritas Global Real Return Fund Portfolio Manager’s Comments (continued)

less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.

[9]  Fluctuations in exchange rates may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar.

[10] Borrowing and some derivative investments such as futures, forward commitment transactions and swaps may magnify smaller adverse market movements into relatively larger losses.

[11] The use of derivatives involves costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates or indices, liquidity risk, and the risk of mispricing or improper valuation. The use of derivatives may not succeed for various reasons, and the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[12] The issuer of bonds or other debt securities or a counterparty to a derivatives contract may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations.

[13] Changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.

[14] The Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

[15] Because exchange-traded funds (ETFs) incur their own costs, investing in them could result in a higher cost to the investor.

[16] When the Fund has a significant cash balance for a sustained period, the benefit to the Fund of any market upswing may likely be reduced, and the Fund’s performance may be adversely affected.

[17] The stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.

[18] The stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[19] Although the Fund may invest in securities in any capitalization range, securities of small-capitalization companies may pose additional risks. The stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[20] Value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[21] The Bloomberg U.S. Treasury Inflation-Linked Bond Index measures the performance of the U.S. Treasury Inflation Protected Securities (TIPS) market. Unlike the Fund, the Bloomberg U.S. Treasury Inflation-Linked Bond Index is unmanaged, is not available for investment and does not incur expenses.

“Bloomberg®” and Bloomberg U.S. Treasury Inflation-Linked Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the AMG Veritas Global Real Return Fund. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the AMG Veritas Global Real Return Fund

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Veritas Global Real Return Fund Fund Snapshots (unaudited) September 30, 2023

PORTFOLIO BREAKDOWN

Sector	%of Net Assets

Industrials	27.2

Health Care	22.9

Financials	15.0

Communication Services	10.6

Consumer Staples	6.6

Consumer Discretionary	4.9

Information Technology	3.0

Materials	2.5

Short-Term Investments	5.8

Other Assets, less Liabilities[1]	1.5

[1]	Includes cash deposits with futures broker and net unrealized appreciation on futures contracts.

TOP TEN HOLDINGS

Security Name	%of Net Assets

Alphabet, Inc., Class A (United States)	5.9

Airbus SE (France)	5.2

Amazon.com, Inc. (United States)	4.9

Charter Communications, Inc., Class A (United States)	4.8

Canadian Pacific Kansas City, Ltd. (Canada)	4.8

Vinci, S.A. (France)	4.7

Intercontinental Exchange, Inc. (United States)	4.3

Mastercard, Inc., Class A (United States)	4.3

UnitedHealth Group, Inc. (United States)	4.3

Unilever PLC (United Kingdom)	3.6

Top Ten as a Group	46.8

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Veritas Global Real Return Fund Schedule of Portfolio Investments September 30, 2023

	Shares	Value

Common Stocks - 92.7%

Communication Services - 10.6%

Alphabet, Inc., Class A (United States)*	49,084	$6,423,132

Charter Communications, Inc., Class A (United States)*	11,922	5,243,534

Total Communication Services		11,666,666

Consumer Discretionary - 4.9%

Amazon.com, Inc. (United States)*	42,585	5,413,405

Consumer Staples - 6.6%

Diageo PLC (United Kingdom)	87,649	3,231,454

Unilever PLC (United Kingdom)	80,875	4,003,910

Total Consumer Staples		7,235,364

Financials - 15.0%

Fiserv, Inc. (United States)*	27,423	3,097,702

Intercontinental Exchange, Inc. (United States)	43,337	4,767,937

Mastercard, Inc., Class A (United States)	11,990	4,746,961

Moody’s Corp. (United States)	12,041	3,807,003

Total Financials		16,419,603

Health Care - 22.9%

Becton Dickinson & Co. (United States)	11,529	2,980,592

Bio-Rad Laboratories, Inc., Class A (United States)*	7,452	2,671,169

Catalent, Inc. (United States)*	41,097	1,871,147

The Cooper Cos, Inc. (United States)	11,902	3,784,955

Elevance Health, Inc. (United States)	7,646	3,329,221

Illumina, Inc. (United States)*	10,048	1,379,390

Sonic Healthcare, Ltd. (Australia)	80,510	1,537,334

Thermo Fisher Scientific, Inc. (United States)	5,812	2,941,860

UnitedHealth Group, Inc. (United States)	9,270	4,673,841

Total Health Care		25,169,509

*	Non-income producing security.

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2023, the value of this security amounted to $3,526,592 or 3.2% of net assets.

	Shares	Value

Industrials - 27.2%

Aena SME SA (Spain)[1]	23,436	$3,526,592

Airbus SE (France)	42,687	5,713,590

Automatic Data Processing, Inc. (United States)	9,153	2,202,029

BAE Systems PLC (United Kingdom)	219,209	2,663,794

Canadian Pacific Kansas City, Ltd. (Canada)	70,213	5,224,549

Equifax, Inc. (United States)	11,462	2,099,609

Safran SA (France)	20,612	3,230,091

Vinci, S.A. (France)	46,265	5,118,345

Total Industrials		29,778,599

Information Technology - 3.0%

Microsoft Corp. (United States)	10,309	3,255,067

Materials - 2.5%

Franco-Nevada Corp. (Canada)	20,269	2,705,709

Total Common Stocks (Cost $103,681,760)		101,643,922

Short-Term Investments - 5.8%

Other Investment Companies - 5.8%

Dreyfus Government Cash Management Fund, Institutional Shares, 5.22%[2]	2,531,162	2,531,162

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 5.30%[2]	3,796,744	3,796,744

Total Short-Term Investments (Cost $6,327,906)		6,327,906

Total Investments - 98.5% (Cost $110,009,666)		107,971,828

Derivatives - 0.9%[3]		987,579

Other Assets, less Liabilities - 0.6%		642,936

Net Assets - 100.0%		$109,602,343

[2]	Yield shown represents the September 30, 2023, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[3]	Includes Futures Contracts. Please refer to the Open Futures Contracts table for the details.

The accompanying notes are an integral part of these financial statements.

AMG Veritas Global Real Return Fund Schedule of Portfolio Investments (continued)

Open Futures Contracts
Description	Currency	Number of Contracts	Position	Expiration Date	Current Notional Amount	Value and Unrealized Gain/(Loss)

EURO STOXX 50	EUR	223	Short	12/15/23	$(9,911,634)	$200,753

S&P 500 E-Mini Index	USD	83	Short	12/15/23	(17,950,825)	786,826

					Total	$987,579

CURRENCY ABBREVIATIONS:

EUR Euro Dollar
USD U.S. Dollar

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of September 30, 2023:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities

Common Stocks
Industrials	$9,526,187	$20,252,412	—	$29,778,599

Health Care	23,632,175	1,537,334	—	25,169,509

Financials	16,419,603	—	—	16,419,603

Communication Services	11,666,666	—	—	11,666,666

Consumer Staples	—	7,235,364	—	7,235,364

Consumer Discretionary	5,413,405	—	—	5,413,405

Information Technology	3,255,067	—	—	3,255,067

Materials	2,705,709	—	—	2,705,709

Short-Term Investments

Other Investment Companies	6,327,906	—	—	6,327,906

Total Investments in Securities	$78,946,718	$29,025,110	—	$107,971,828

Financial Derivative Instruments - Assets

Equity Futures Contracts	$987,579	—	—	$987,579

Total Financial Derivative Instruments	$987,579	—	—	$987,579

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended September 30, 2023, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG Veritas Global Real Return Fund Schedule of Portfolio Investments (continued)

The following schedule shows the value of derivative instruments at September 30, 2023:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity contracts	Net unrealized appreciation on futures contracts[1]	$987,579	—	—

For the fiscal year ended September 30, 2023, the effect of derivative instruments on the Statement of Operations for the Fund and the amount of realized gain/loss and unrealized appreciation/depreciation on derivatives recognized in income was as follows:

	Realized Gain/(Loss)		Change in Unrealized Appreciation/Depreciation

Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/(Loss)	Statement of Operations Location	Change in Unrealized Appreciation/ Depreciation

Equity contracts	Net realized loss on futures contracts	$(4,020,644)	Net change in unrealized appreciation/ depreciation on futures contracts	$(3,745,430)

1 The Fund had cash deposits with the futures broker of $612,882.

The country allocation in the Schedule of Portfolio Investments at September 30, 2023, was as follows:

Country	% of Long-Term Investments

Australia	1.5

Canada	7.8

France	13.8

Spain	3.5

United Kingdom	9.7

United States	63.7

100.0

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities September 30, 2023

AMG Veritas Global Real Return Fund

Assets:

Investments at value[1]	$107,971,828

Cash collateral on futures contracts	612,882

Net unrealized appreciation on futures contracts	987,579

Dividend and interest receivables	131,229

Securities lending income receivable	6

Receivable for Fund shares sold	105,634

Receivable from affiliate	8,336

Prepaid expenses and other assets	17,773

Total assets	109,835,267

Liabilities:

Payable for Fund shares repurchased	73,221

Accrued expenses:

Investment advisory and management fees	81,549

Administrative fees	13,901

Shareholder service fees	3,985

Other	60,268

Total liabilities	232,924

Commitments and Contingencies (Notes 2 & 6)

Net Assets	$109,602,343

[1] Investments at cost	$110,009,666

Net Assets Represent:

Paid-in capital	$123,972,387

Total distributable loss	(14,370,044)

Net Assets	$109,602,343

Class I:

Net Assets	$109,602,343

Shares outstanding	3,224,122

Net asset value, offering and redemption price per share	$33.99

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the fiscal year ended September 30, 2023

AMG Veritas Global Real Return Fund

Investment Income:

Dividend income	$1,473,791

Interest income	190

Securities lending income	4,325

Foreign withholding tax	(98,407)

Total investment income	1,379,899

Expenses:

Investment advisory and management fees	971,198

Administrative fees	165,545

Shareholder servicing fees - Class I	47,456

Professional fees	45,183

Custodian fees	44,124

Registration fees	25,165

Reports to shareholders	17,874

Transfer agent fees	9,326

Trustee fees and expenses	7,648

Interest expense	7,044

Miscellaneous	6,533

Total expenses before offsets	1,347,096

Expense reimbursements	(67,562)

Total expenses	1,279,534

Net investment income	100,365

Net Realized and Unrealized Gain:

Net realized loss on investments	(4,366,194)

Net realized loss on futures contracts	(4,020,644)

Net realized loss on foreign currency transactions	(45,375)

Net change in unrealized appreciation/depreciation on investments	23,716,939

Net change in unrealized appreciation/depreciation on futures contracts	(3,745,430)

Net change in unrealized appreciation/depreciation on foreign currency translations	(1,129)

Net realized and unrealized gain	11,538,167

Net increase in net assets resulting from operations	$11,638,532

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the fiscal years ended September 30,

	AMG Veritas Global Real Return Fund

	2023	2022

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income (loss)	$100,365	$(240,283)

Net realized gain (loss) on investments	(8,432,213)	8,606,838

Net change in unrealized appreciation/depreciation on investments	19,970,380	(33,966,266)

Net increase (decrease) in net assets resulting from operations	11,638,532	(25,599,711)

Distributions to Shareholders:

Class I	(11,517,886)	—

Capital Share Transactions:[1]

Net decrease from capital share transactions	(2,194,912)	(26,929,221)

Total decrease in net assets	(2,074,266)	(52,528,932)

Net Assets:

Beginning of year	111,676,609	164,205,541

End of year	$109,602,343	$111,676,609

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG Veritas Global Real Return Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended September 30,

Class I	2023	2022	2021	2020	2019

Net Asset Value, Beginning of Year	$34.19	$41.54	$55.88	$49.78	$56.64

Income (loss) from Investment Operations:

Net investment income (loss)[1]	0.03 [2]	(0.07)[2]	(0.20)[2]	(0.22)	(0.10)

Net realized and unrealized gain (loss) on investments	3.51	(7.28)	9.99	12.84	(1.40)

Total income (loss) from investment operations	3.54	(7.35)	9.79	12.62	(1.50)

Less Distributions to Shareholders from:

Net investment income	(0.60)	—	—	—	—

Net realized gain on investments	(3.14)	—	(24.01)	(6.52)	(5.36)

Paid in capital	—	—	(0.12)	—	—

Total distributions to shareholders	(3.74)	—	(24.13)	(6.52)	(5.36)

Net Asset Value, End of Year	$33.99	$34.19	$41.54	$55.88	$49.78

Total Return[3]	11.19%[2]	(17.69)%[2]	19.79%[2,4]	27.84%	(0.17)%

Ratio of expenses to average net assets	1.16%[5]	1.15%	1.15%	1.17%	1.15%

Ratio of gross expenses to average net assets	1.22%[5,6]	1.18%[6]	1.16%[6]	1.17%	1.15%

Ratio of net investment income (loss) to average net assets	0.09%[2]	(0.17)%[2]	(0.42)%[2]	(0.46)%	(0.20)%

Portfolio turnover	34%	22%	235%	215%	135%

Net assets end of year (000’s) omitted	$109,602	$111,677	$164,206	$194,647	$182,244

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]	Includes a non-recurring securities litigation gain. Had the Fund not received the payment total return would have been 19.18%.

[5]	Includes interest expense totaling 0.01% related to participation in the interfund lending program.

[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

Notes to Financial Statements September 30, 2023

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is AMG Veritas Global Real Return Fund (the “Fund”).

A significant portion of the Fund’s holdings may be focused in a relatively small number of securities, which may make the Fund more volatile and subject to greater risk than a more diversified fund.

Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price. Equity securities held by the Fund that are traded in the over-the-counter market (other than NMS securities) are valued at the bid price. Foreign equity securities (securities principally traded in markets other than U.S. markets) held by the Fund are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services. Pursuant to Rule 2a-5 under the 1940 Act, the Fund’s Board of Trustees (the “Board”) designated AMG Funds LLC (the “Investment Manager”) as the Fund’s Valuation Designee to perform the

Fund’s fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.

Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by the Investment Manager and under the general supervision of the Board. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Fund’s valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Investment Manager seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with quarterly reports, as of the most recent quarter end, summarizing all fair value activity, material fair value matters that occurred during the quarter, and all outstanding securities fair valued by the Fund. Additionally, the Board will be presented with an annual report that assesses the adequacy and effectiveness of the Investment Manager’s process for determining the fair value of the Fund’s investments.

With respect to foreign equity securities and certain foreign fixed income securities, securities held in the Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, futures contracts, open-end investment companies)

Notes to Financial Statements (continued)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Fund becomes aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to the Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively, the “AMG Funds Family”) based upon their relative average net assets or number of shareholders.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to distributions in excess of earnings to meet excise tax requirements. Temporary differences are primarily due to wash sale loss deferrals and mark to market of open futures contracts.

The tax character of distributions paid during the fiscal years ended September 30, 2023 and September 30, 2022 were as follows:

Distributions paid from:	2023	2022

Ordinary income *	$4,128,919	—

Long-term capital gains	7,388,967	—

	$11,517,886	—

*	For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

As of September 30, 2023, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	$12,110,981

At September 30, 2023, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Cost	Appreciation	Depreciation	Net Depreciation

$110,223,333	$8,656,170	$(10,915,233)	$(2,259,063)

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. The Investment Manager has analyzed the Fund’s tax positions taken on federal income tax returns as of September 30, 2023, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Investment Manager is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Furthermore, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of September 30, 2023, the Fund had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

Short-Term	Long-Term	Total

$4,773,116	$7,337,865	$12,110,981

Notes to Financial Statements (continued)

g. CAPITAL STOCK

The Trust’s Amended and Restated Agreement and Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended September 30, 2023 and September 30, 2022, the capital stock transactions by class for the Fund were as follows:

	September 30, 2023		September 30, 2022

	Shares	Amount	Shares	Amount

Class I:

Shares sold	421,591	$14,592,747	42,773	$1,644,922

Shares issued in reinvestment of distributions	319,544	10,065,650	—	—

Shares redeemed	(783,762)	(26,853,309)	(729,023)	(28,574,143)

Net decrease	(42,627)	$(2,194,912)	(686,250)	$(26,929,221)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into third-party and bilateral repurchase agreements for temporary cash management purposes and for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Securities Lending Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Securities Lending Program, the Fund is indemnified for such losses by BNYM on joint repurchase agreements.

At September 30, 2023, the Fund had no Repurchase Agreements outstanding.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. Dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. Dollars are translated into U.S. Dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. Dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects and recommends, subject to the approval of the Board and, in certain circumstances, shareholders, the Fund’s subadviser and monitors the subadviser’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by Veritas Asset Management LLP (“Veritas”) who serves as subadviser pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Veritas.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the fiscal year ended September 30, 2023, the Fund paid an investment management fee at the annual rate of 0.88% of the average daily net assets of the Fund. The fee paid to Veritas for its services as subadviser is paid out of the fee the Investment Manager receives from the Fund and does not increase the expenses of the Fund.

The Investment Manager has contractually agreed, through at least February 1, 2024, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of the Fund to the annual rate of 1.11% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not

Notes to Financial Statements (continued)

cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

For the fiscal year ended September 30, 2023, the Investment Manager reimbursed the Fund $67,562, and did not recoup any previously reimbursed expenses. At September 30, 2023, the Fund’s expiration of reimbursements subject to recoupment is as follows:

Expiration Period

Less than 1 year	$21,979

1-2 years	43,426

2-3 years	67,562

Total	$132,967

The Trust, on behalf of the Fund, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for certain aspects of managing the Fund’s operations, including administration and shareholder services to the Fund. The Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally, the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

For Class I shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of the Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended September 30, 2023, were as follows:

	Maximum Annual Amount Approved	Actual Amount Incurred

Class I	0.15%	0.04%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds Family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and interest expense, respectively. At September 30, 2023, the Fund had no interfund loans outstanding.

The Fund utilized the interfund loan program during the fiscal year ended September 30, 2023 as follows:

Average Lent	Number of Days	Interest Earned	Average Interest Rate

$201,981	6	$190	5.710%

Average Borrowed	Number of Days	Interest Paid	Average Interest Rate

$2,827,379	17	$7,044	5.349%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended September 30, 2023, were $35,597,903 and $55,578,027, respectively.

The Fund had no purchases or sales of U.S. Government Obligations during the fiscal year ended September 30, 2023.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Securities Lending Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Securities Lending Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan.

Notes to Financial Statements (continued)

It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Securities Lending Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM and cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The Funds did not have any securities on loan at September 30, 2023.

5. FOREIGN SECURITIES

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

7. FORWARD COMMITMENTS

Certain transactions, such as futures contracts and forward transactions create leverage in the Fund’s portfolio. However, if the Fund enters into such a transaction, the Fund will establish a segregated account with its custodian and/or counterparty in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

8. DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit risk and how derivative instruments affect the Fund’s financial position, and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities, and the realized gains and losses and changes in unrealized appreciation and depreciation on the Statement of Operations, each categorized by type of derivative contract, are included in a table at the end of the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended September 30, 2023, the average monthly balances of derivative financial instruments outstanding were as follows:

Financial Futures Contracts

Average number of contracts	461

Average notional value of contracts	$33,977,987

9. FUTURES CONTRACTS

The Fund generally expects to take short positions in index futures as an alternative to purchasing individual stocks in order to adjust the Fund’s exposure to a particular market and seek to preserve capital. There are certain risks associated with futures contracts; prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent variation margin payments are made or received by the Fund depending on the fluctuations in the value of the futures contracts and the value of cash or securities on deposit with the futures broker. The Fund must have total value at the futures broker consisting of either net unrealized gains, cash or securities collateral to meet the initial margin requirement, and any value over the initial margin requirement may be transferred to the Fund. The Fund pays or receives variation margin periodically. As of September 30, 2023, the Fund had total equity in the futures account of $1,600,461 which consists of cash deposited with the futures broker of $612,882 and unrealized appreciation on open futures contracts of $987,579.

Variation margin on futures contracts is recorded as unrealized appreciation or depreciation until the futures contract is closed or expired. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

Notes to Financial Statements (continued)

10. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the Securities Lending Program, Repurchase Agreements and derivatives, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4 and for futures transactions, see Note 9. At September 30, 2023, the Fund had no securities on loan and no Repurchase Agreements outstanding.

11. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require an additional disclosure in or adjustment of the Fund’s financial statements, except that the shareholders of the Fund elected Trustees, including two new Trustees who are not “interested persons” of the Fund within the meaning of the 1940 Act, on October 10, 2023.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AMG Funds I and Shareholders of AMG Veritas Global Real Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AMG Veritas Global Real Return Fund (one of the funds constituting AMG Funds I, referred to hereafter as the “Fund”) as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

November 17, 2023

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

Other Information (unaudited)

TAX INFORMATION

AMG Veritas Global Real Return Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2023 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the calendar year.

Pursuant to section 852 of the Internal Revenue Code, AMG Veritas Global Real Return Fund hereby designates $7,388,967 as a capital gain distribution with respect to the taxable year ended September 30, 2023, or if subsequently determined to be different, the net capital gains of such year.

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 680 Washington Blvd., Suite 500, Stamford, CT. 06901.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time.

The Chairman of the Board, the President, the Treasurer and the Secretary and such other Officers as the Trustees may in their discretion from time to time elect each hold office until his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Each Officer holds office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 • Oversees 41 Funds in Fund Complex	Bruce B. Bingham, 74 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds, Inc. (2 portfolios) (2000-2012).

• Trustee since 2023 • Oversees 41 Funds in Fund Complex

Jill R. Cuniff, 59*

Director of Harding, Loevner Funds, Inc. (12 portfolios) (2018-Present); Retired (2016-Present); President & Portfolio Manager, Edge Asset Management (2009-2016); President & Chief Investment Officer, Morley Financial Services (2001-2009); President, Union Bond & Trust Company (2001-2009).

• Trustee since 2013 • Chairman of the Audit Committee since 2021 • Oversees 43 Funds in Fund Complex

Kurt A. Keilhacker, 60

Managing Partner, Elementum Ventures (2013-Present); Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Adjunct Professor, University of San Francisco (2022-Present); Trustee, Wheaton College (2018-Present); Director, Wheaton College Trust Company, N.A. (2018-Present).

• Trustee since 2023 • Oversees 41 Funds in Fund Complex

Peter W. MacEwen, 59*

Private investor (2019-Present); Affiliated Managers Group, Inc. (2003-2018): Chief Administrative Officer, Office of the CEO (2013-2018); Senior Vice President, Finance (2007-2013); Vice President, Finance (2003-2007).

• Trustee since 2000 • Oversees 41 Funds in Fund Complex

Steven J. Paggioli, 73

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Director, The Wadsworth Group; Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC and First Fund Distributors, INC. (1990-2001).

• Independent Chairman of the Board of Trustees since 2017; • Chairman of the Governance Committee since 2017 • Trustee since 2000 • Oversees 43 Funds in Fund Complex

Eric Rakowski, 65

Professor of Law, University of California at Berkeley School of Law (1990-Present); Tax Attorney at Davis Polk & Wardwell and clerked for Judge Harry T. Edwards of the U.S. Court of Appeals for the District of Columbia Circuit and for Justice William J. Brennan Jr. of the U.S. Supreme Court; Trustee of Parnassus Funds (4 portfolios) (2021-Present); Trustee of Parnassus Income Funds (2 portfolios) (2021-Present); Director of Harding, Loevner Funds, Inc. (10 portfolios); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019).

• Trustee since 2013 • Oversees 43 Funds in Fund Complex

Victoria L. Sassine, 58

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-Present); Chairperson of the Board of Directors of Business Management Associates (2018 to 2019).

*Ms. Cuniff and Mr. MacEwen were elected to the Board of Trustees by the shareholders of the Trust on October 10, 2023.

AMG Funds Trustees and Officers (continued)

Interested Trustee

The Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2021 • Oversees 43 Funds in Fund Complex

Garret W. Weston, 42

Affiliated Managers Group, Inc. (2008-Present): Managing Director, Head of Affiliate Product Strategy and Development (2023-Present), Managing Director, Co-Head of Affiliate Engagement, Distribution (2021-2022), Senior Vice President, Office of the CEO (2019-2021), Senior Vice President, Affiliate Development (2016-2019), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2008-2015); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006).

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 65

Managing Director, Head of Platform and Operations, AMG Funds LLC (2023-Present); Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 58

Managing Director and Senior Counsel, AMG Funds LLC (2021-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-2021); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 57

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 53

Vice President, Mutual Fund Accounting, AMG Funds LLC (2021-Present); Director, Mutual Fund Accounting, AMG Funds LLC (2017-2021); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer since 2019 • Anti-Money Laundering Compliance Officer since 2022

Patrick J. Spellman, 49

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer, AMG Distributors, Inc. (2010-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019; 2022-Present); Anti-Money Laundering Compliance Officer, AMG Funds IV (2016-2019; 2022-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen M. Kerrigan, 38

Vice President, Senior Counsel, AMG Funds LLC (2021-Present); Vice President, Counsel, AMG Funds LLC (2019-2021); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

Annual Renewal of Investment Management and Subadvisory Agreements

AMG Veritas Global Real Return Fund: Approval of Investment Management Agreement and Subadvisory Agreement on June 21, 2023

At an in-person meeting held on June 21, 2023, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of AMG Funds I (the “Trust”) (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) for AMG Veritas Global Real Return Fund (the “Fund”) and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016 (collectively, the “Investment Management Agreement”); and (ii) the Subadvisory Agreement, as amended at any time prior to the date of the meeting, with the Subadviser for the Fund (the “Subadvisory Agreement”). The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreement and Subadvisory Agreement, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and the Subadviser, including the nature, extent and quality of services, comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for the Fund (the “Peer Group”), performance information for the relevant benchmark index for the Fund (the “Fund Benchmark”), other relevant matters, and other information provided to them on a periodic basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreement; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information provided by the Investment Manager at the June 21, 2023 and prior meetings relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, information about its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Fund and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreement and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Fund; (b) the quality of the Investment Manager’s oversight of the performance by the Subadviser of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Fund’s other service providers; and (d) the Investment Manager’s compliance program.

The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising the Subadviser, the Investment Manager: performs periodic detailed analyses and reviews of the performance by the Subadviser of its obligations to the Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of the Subadviser’s investment performance with respect to the Fund; prepares and presents periodic reports to the Board regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of the Subadviser and makes appropriate reports to the Board; performs periodic in-person, telephonic or videoconference diligence meetings, including with respect to compliance matters, with representatives of the Subadviser; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of the Subadvisory Agreement and annual consideration of the Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of the Subadviser or the replacement of the Subadviser, including at the request of the Board; identifies potential successors to, or replacements of, the Subadviser or potential additional subadvisers, including performing appropriate due diligence, and developing and presenting to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law. The Trustees noted the affiliation of the Subadviser with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain a contractual expense limitation for the Fund. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadviser’s operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding the Subadviser’s organizational and management structure and the Subadviser’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadviser with portfolio management responsibility for the Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of the Subadviser with respect to its ability to provide the services required under the Subadvisory Agreement. The Trustees also considered the Subadviser’s risk management processes.

PERFORMANCE

The Board considered the Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark, considered the gross performance of the Fund as compared to the Subadviser’s relevant performance composite that utilizes a similar investment strategy and approach, and noted that the Board reviews on a

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadviser’s Investment Strategy. The Board was mindful of the Investment Manager’s expertise, resources and attention to monitoring the Subadviser’s performance, investment style and risk-adjusted performance with respect to the Fund and its discussions with the management of the Fund’s subadviser during the period regarding the factors that contributed to the performance of the Fund.

Among other information relating to the Fund’s performance (including the predecessor fund’s performance for periods prior to its acquisition by the Trust on October 1, 2013), the Trustees noted that the Fund’s performance for Class I shares (the Fund’s sole share class) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2023 was below, above, above, and above, respectively, the median performance of the Peer Group and above the performance of the Fund Benchmark, the Bloomberg U.S. Treasury Inflation-Linked Bond Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s more recent underperformance relative to the Peer Group and the fact that the Fund ranked in the top percentile relative to its Peer Group for the 10-year period, the top decile relative to its Peer Group for the 5-year period, and the top quintile relative to its Peer Group for the 3-year period. The Trustees also took into account the fact that the Fund’s subadviser, investment strategy, and Fund Benchmark changed effective March 19, 2021, and that the performance information prior to that date reflected that of the Fund’s prior subadviser and investment strategy. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES; FUND EXPENSES; PROFITABILITY; AND ECONOMIES OF SCALE

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees reviewed information provided by the Investment Manager at the June 21, 2023 and prior meetings setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to the Fund), received by the Investment Manager and its affiliates attributable to managing the Fund and all the mutual funds in the AMG Funds Family of Funds; the cost of providing such services; the significant risks undertaken as Investment Manager and sponsor of the Fund, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks; and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to the Fund. The Trustees also noted payments are made from the Subadviser to the Investment Manager, and other payments are made from the Investment Manager to the Subadviser. The Trustees also considered management’s discussion of the current asset level of the Fund, and the impact on profitability of both the current asset level and any future growth of assets of the Fund.

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with the Fund, the Trustees noted the undertaking by the Investment Manager to maintain a contractual expense limitation for the Fund. The Board also took into account management’s discussion of the advisory fee structure, and the services the Investment Manager provides in performing its functions under the Investment Management Agreement and supervising the Subadviser. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fee payable by the Investment Manager to the Subadviser, the Trustees reviewed information regarding the cost to the Subadviser of providing subadvisory services to the Fund and the resulting profitability from the relationship. The Trustees noted that, because the Subadviser is an affiliate of the Investment Manager, a portion of the Subadviser’s revenues or profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the subadvisory fee structure, and the services the Subadviser provides in performing its functions under the Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to the Subadviser is reasonable and that the Subadviser is not realizing material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2023 were both rated in the Below Average rating level of the Fund’s Peer Group. The Trustees noted that the rating level corresponded to the Fund’s quintile ranking in its Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through February 1, 2024, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.11%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

*  *  *  *  *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreement and the Subadvisory Agreement: (a) the Investment Manager and the Subadviser have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Subadvisory Agreement and (b) the Investment Manager and Subadviser maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and the Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

Accordingly, on June 21, 2023, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreement for the Fund.

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

Veritas Asset Management LLP

1 Smart’s Place

London, WC2B 5LW

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

6023 Airport Road

Oriskany, NY 13424

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc. AMG Funds

Attn: 534426 AIM 154-0520

500 Ross Street

Pittsburgh, PA 15262

800.548.4539

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Fund’s website at amgfunds.com. To review a complete list of the Fund’s portfolio holdings, or to view the most recent semi-annual report or annual report, please visit amgfunds.com.

amgfunds.com

BALANCED FUNDS

AMG GW&K Global Allocation

GW&K Investment Management, LLC

EQUITY FUNDS

AMG Beutel Goodman International
Equity

Beutel, Goodman & Company Ltd.

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap Core

AMG GW&K Small/Mid Cap Growth

AMG GW&K Emerging Markets
Equity

AMG GW&K Emerging Wealth Equity

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Montrusco Bolton Large Cap
Growth

Montrusco Bolton Investments, Inc.

AMG Renaissance Large Cap
Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap
Value

AMG River Road Focused
Absolute Value

AMG River Road International
Value Equity

AMG River Road Large Cap Value
Select

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap
Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare Emerging
Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International
Small Cap

AMG TimesSquare Mid Cap
Growth

AMG TimesSquare Small Cap
Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special
Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG Beutel Goodman Core Plus
Bond

Beutel, Goodman & Company Ltd.

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core
Bond ESG

AMG GW&K ESG Bond

AMG GW&K High Income

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced
Yield

GW&K Investment Management, LLC

amgfunds.com	093023 AR073

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)   Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2023	Fiscal 2022
AMG Boston Common Global Impact Fund	$32,725	$31,542
AMG Veritas Global Real Return Fund	$27,948	$26,948

(b)   Audit-Related Fees

There were no fees billed by PwC to the Funds in their two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)   Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2023	Fiscal 2022
AMG Boston Common Global Impact Fund	$8,370	$8,050
AMG Veritas Global Real Return Fund	$8,370	$8,050

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2023 and $0 for fiscal 2022, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)   All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2023 and 2022 for non-audit services rendered to the Funds and Fund Service Providers were $55,740 and $53,100, respectively. For the fiscal year ended September 30, 2023, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $39,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended September 30, 2022, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $37,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS I

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	November 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	November 29, 2023

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	November 29, 2023